UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): May 31, 2023

READY CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, 50th Floor

New York, NY 10020

(212) 257-4600

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RC	New York Stock Exchange
6.25% Series C Cumulative Convertible Preferred Stock, $0.0001 par value per share	RC PRC	New York Stock Exchange
6.50% Series E Cumulative Redeemable Preferred Stock, $0.0001 par value per share	RC PRE	New York Stock Exchange
6.20% Senior Notes due 2026	RCB	New York Stock Exchange
5.75% Senior Notes due 2026	RCC	New York Stock Exchange
9.00% Senior Notes due 2029	RCD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

EXPLANATORY NOTE

On May 31, 2023 (the “Closing Date”), Ready Capital Corporation (“Ready Capital”) consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of February 26, 2023 (the “Broadmark Merger Agreement”), by and among Ready Capital, RCC Merger Sub, LLC, a wholly owned subsidiary of Ready Capital (“Broadmark Merger Sub”), and Broadmark Realty Capital Inc. (“Broadmark”). Pursuant to the Broadmark Merger Agreement, on the Closing Date, Broadmark merged with and into Broadmark Merger Sub, with Broadmark Merger Sub continuing as the surviving company (the “Broadmark Merger”).

This Current Report on Form 8-K is being filed to provide the pro forma financial information described below.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information with respect to the Broadmark Merger is filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 26, 2023, by and among Ready Capital Corporation, RCC Merger Sub, LLC and Broadmark Realty Capital Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Ready Capital Corporation on May 31, 2023).

99.1*	Unaudited pro forma condensed combined financial information of Ready Capital Corporation for the year ended December 31, 2023.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

READY CAPITAL CORPORATION

Date: December 26, 2024	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer